Putnam Capital Spectrum Fund
The fund's portfolio
7/31/19 (Unaudited)

COMMON STOCKS (70.5%)(a)
	Shares	Value
Aerospace and defense (2.6%)
Airbus SE (France)	6,221	$879,496
General Dynamics Corp.	38,200	7,102,908
Northrop Grumman Corp.	30,200	10,436,214

		18,418,618
Banking (1.9%)
Bank of America Corp.	154,000	4,724,720
JPMorgan Chase & Co.	43,500	5,046,000
SunTrust Banks, Inc.	54,600	3,636,360

		13,407,080
Beverage (1.1%)
Coca-Cola Co. (The)	149,600	7,873,448

		7,873,448
Biotechnology (1.7%)
Medicines Co. (The)(NON)(S)	334,900	12,002,816

		12,002,816
Cable television (12.6%)
DISH Network Corp. Class A(NON)(S)	2,640,314	89,401,032

		89,401,032
Chemicals (4.3%)
Dow, Inc.	22,200	1,075,368
LyondellBasell Industries NV Class A	36,700	3,071,423
W.R. Grace & Co.	387,299	26,262,745

		30,409,536
Commercial and consumer services (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Germany)(NON)(F)(RES)	264	219
New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Germany)(NON)(F)(RES)	102	85

		304
Computers (1.1%)
Apple, Inc.	37,800	8,052,912

		8,052,912
Consumer finance (0.7%)
Capital One Financial Corp.	55,000	5,083,100

		5,083,100
Consumer services (—%)
Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private) (Luxembourg)(NON)(F)(RES)	77,005	311,484

		311,484
Electrical equipment (0.4%)
Honeywell International, Inc.	16,700	2,880,082

		2,880,082
Electronics (0.6%)
Micron Technology, Inc.(NON)	92,700	4,161,303

		4,161,303
Energy (oil field) (0.5%)
Schlumberger, Ltd.	80,900	3,233,573

		3,233,573
Household furniture and appliances (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $351) (Private) (Germany)(NON)(F)(RES)	528	438

		438
Investment banking/Brokerage (0.9%)
Altisource Portfolio Solutions SA(NON)	300,060	6,301,260

		6,301,260
Machinery (0.7%)
Roper Technologies, Inc.	13,400	4,872,910

		4,872,910
Metals (1.1%)
Freeport-McMoRan, Inc. (Indonesia)	371,800	4,112,108
Glencore PLC (United Kingdom)	1,124,333	3,620,122

		7,732,230
Natural gas utilities (0.6%)
Kinder Morgan, Inc.	196,000	4,041,520

		4,041,520
Oil and gas (4.3%)
Cenovus Energy, Inc. (Canada)	552,600	5,137,447
Pioneer Natural Resources Co.	182,300	25,164,692

		30,302,139
Pharmaceuticals (14.7%)
Jazz Pharmaceuticals PLC(NON)	673,248	93,837,306
Merck & Co., Inc.	130,000	10,788,700

		104,626,006
Real estate (0.3%)
Gaming and Leisure Properties, Inc.(R)	58,400	2,202,264

		2,202,264
Retail (2.1%)
Amazon.com, Inc.(NON)	4,379	8,174,630
Walmart, Inc.	61,000	6,733,180

		14,907,810
Semiconductor (0.9%)
Applied Materials, Inc.	128,600	6,348,982

		6,348,982
Software (1.3%)
Microsoft Corp.	65,600	8,939,312

		8,939,312
Technology services (2.9%)
Alphabet, Inc. Class C(NON)	15,400	18,736,872
DXC Technology Co.	37,300	2,080,221

		20,817,093
Telecommunications (13.2%)
EchoStar Corp. Class A(NON)	1,991,119	90,635,737
Intelsat SA (Luxembourg)(NON)(S)	143,900	3,257,863

		93,893,600

Total common stocks (cost $350,867,283)		$500,220,852

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (4.1%)(a)
	Principal amount	Value
Federal National Mortgage Association Pass-Through Certificates
4.50%, 2/1/49	$4,825,461	$5,198,358
4.00%, 7/1/48	4,866,075	5,152,952
3.00%, 3/1/47	8,585,035	8,784,873
Uniform Mortgage-Backed Securities
4.00%, TBA, 8/1/49	5,000,000	5,176,172
3.50%, TBA, 8/1/49	5,000,000	5,120,313

Total U.S. government agency mortgage obligations (cost $28,847,340)		$29,432,668

U.S. TREASURY OBLIGATIONS (4.3%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.875%, 11/30/23(SEGSH)	$15,000,000	$15,635,976
2.75%, 11/30/20	15,000,000	15,149,883

Total U.S. treasury obligations (cost $30,204,936)		$30,785,859

CONVERTIBLE PREFERRED STOCKS (7.3%)(a)
	Shares	Value
Consumer services (6.5%)
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $41,229,017) (Private)(NON)(F)(RES)	1,219,168	$46,238,166

		46,238,166
Investment banking/Brokerage (0.8%)
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands) (Private)(NON)(F)(RES)	31,800	5,724,000

		5,724,000

Total convertible preferred stocks (cost $73,029,017)		$51,962,166

INVESTMENT COMPANIES (6.2%)(a)
	Shares	Value
Energy Select Sector SPDR Fund(S)	108,000	$6,771,600
iShares MSCI Emerging Markets ETF	89,300	3,730,061
VanEck Vectors Gold Miners ETF(S)	1,239,200	32,838,800
VanEck Vectors Oil Services ETF(S)	64,500	930,090

Total investment companies (cost $40,958,731)		$44,270,551

CORPORATE BONDS AND NOTES (3.2%)(a)
	Principal amount	Value
Ball Corp. company guaranty sr. unsec. unsub. notes 4.375%, 12/15/20	$4,000,000	$4,075,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes 7.00%, 3/15/24	2,000,000	2,110,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 5.125%, 5/1/23	2,000,000	2,047,800
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 4.875%, 6/1/23	2,000,000	2,025,240
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	2,000,000	2,058,760
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	2,000,000	2,075,000
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.625%, 2/1/23	2,000,000	2,026,000
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,000,000	2,045,180
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 4/15/23	2,000,000	2,040,000
Syngenta Finance NV 144A company guaranty sr. unsec. unsub. notes 4.892%, 4/24/25 (Switzerland)	2,000,000	2,094,708

Total corporate bonds and notes (cost $22,059,339)		$22,597,688

PREFERRED STOCKS (0.7%)(a)
	Shares	Value
Ligado Networks, LLC Ser. A-2, 16.625% sr. pfd. (acquired 12/7/15, cost $27,599,994) (Private)(NON)(F)(RES)	2,840,908	$4,829,544

Total preferred stocks (cost $27,599,994)		$4,829,544

SHORT-TERM INVESTMENTS (12.1%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 2.49%(AFF)	42,545,886	$42,545,886
Putnam Short Term Investment Fund 2.48%(AFF)	43,390,749	43,390,749

Total short-term investments (cost $85,936,635)		$85,936,635
TOTAL INVESTMENTS

Total investments (cost $659,503,275)		$770,035,963

SECURITIES SOLD SHORT at 7/31/19 (Unaudited)
COMMON STOCKS (1.0%)(a)
	Shares	Value
Commercial and consumer services (0.3%)
Rollins, Inc.	52,800	$1,770,384

		1,770,384
Conglomerates (0.4%)
General Electric Co.	247,500	2,586,375

		2,586,375
Entertainment (0.3%)
Planet Fitness, Inc. Class A(NON)	31,200	2,454,192

		2,454,192

Total securities sold short (proceeds receivable $6,225,421)		$6,810,951

Key to holding's abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2019 through July 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $709,325,890.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $57,103,936, or 8.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$84,970,385	$168,516,425	$210,940,924	$368,475	$42,545,886
	Putnam Short Term Investment Fund**	83,116,487	37,462,201	77,187,939	194,598	43,390,749

	Total Short-term investments	$168,086,872	$205,978,626	$288,128,863	$563,073	$85,936,635
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $42,545,886, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $40,327,331.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $17,084,037 to cover securities sold short and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
At the close of the reporting period, the value of the securities sold short amounted to $6,810,951 and the fund posted collateral of $6,973,593. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$34,521,644	$3,620,122	$—
Capital goods	25,292,114	879,496	—
Communication services	183,294,632	—	—
Consumer cyclicals	14,907,810	—	742
Consumer staples	7,873,448	—	311,484
Energy	33,535,712	—	—
Financials	26,993,704	—	—
Health care	116,628,822	—	—
Technology	48,319,602	—	—
Utilities and power	4,041,520	—	—

Total common stocks	495,409,008	4,499,618	312,226
Convertible preferred stocks	—	—	51,962,166
Corporate bonds and notes	—	22,597,688	—
Investment companies	44,270,551	—	—
Preferred stocks	—	—	4,829,544
U.S. government agency mortgage obligations	—	29,432,668	—
U.S. treasury obligations	—	30,785,859	—
Short-term investments	43,390,749	42,545,886	—

Totals by level	$583,070,308	$129,861,719	$57,103,936
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Securities sold short	$(6,810,951)	$—	$—

Totals by level	$(6,810,951)	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of April 30, 2019	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of July 31, 2019
Common stocks*:
Consumer cyclicals	$752	$—	$—	$(10)	$—	$—	$—	$—	$742
Consumer staples	3,704,069	—	—	(3,392,585)	—	—	—	—	311,484

Total common stocks	$3,704,821	$—	$—	$(3,392,595)	$—	$—	$—	$—	$312,226
Convertible preferred stocks	$65,182,823	—	—	(13,220,657)	—	—	—	—	$51,962,166
Preferred stocks	$4,829,544	—	—	—	—	—	—	—	$4,829,544

Totals	$73,717,188	$—	$—	$(16,613,252)	$—	$—	$—	$—	$57,103,936
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(16,613,252) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private equity	$742	Market transaction price	Liquidity discount	25%	Decrease
Private equity	$311,484	Market price	Liquidity discount	10%	Decrease
Private equity	$4,829,544	Liquidation value	Asset value on liquidation	$0.00 - $3.42/Share	Increase
Private equity	$5,724,000	Redemption value	Redemption value	$200/Share	Increase
			Uncertainty discount	10%	Decrease
Private equity	$46,238,166	Market price	Liquidity discount	10%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com